Exhibit 10.31

AMENDMENT NO. 02 TO THE LOAN AND SECURITY AGREEMENT

DATED JUNE 30, 2004

Dated July 31, 2006

THIS AMENDMENT NO. 02 (“Amendment 02”) to that certain Loan and Security Agreement No. 4091 dated June 30, 2004 (the “Agreement”) is entered into as of July 27, 2006 , by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender have previously entered into the Agreement; and

WHEREAS, Borrower has requested Lender provide additional term loan financing in the amount of $3,000,000; and

WHEREAS, Lender has agreed to do so under the Agreement, subject to all of the terms and conditions hereof and of the Agreement,;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

I. Section 1.1, the following definitions shall be added to the Agreement:

“Commitment One” means $6,000,000.

“Commitment Two” means $3,000,000.

“Foreign Entities” means (i) GlassHouse (UK); and (ii) GlassHouse Germany.

“Foreign Guarantees” means those guaranty agreements given to Lender by Glasshouse (UK) in the form attached hereto as Exhibit J.

“Foreign Perfection Documents” means those agreements between Lender, on one hand, and GlassHouse UK, on the other hand, in the form attached hereto as Exhibit K.

“GlassHouse (UK)” means GlassHouse Technologies (UK) Limited, a company organized under the laws of the United Kingdom and a wholly-owned Subsidiary of Borrower.

“GlassHouse Germany” means GlassHouse Technologies GmbH, a company organized under the laws of Germany and a wholly-owned Subsidiary of Borrower.

“Intellectual Property” means:

(a) Any and all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”);

(f) Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks; and

(g) Any and all amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks.

Notwithstanding the foregoing, Intellectual Property as defined above does not include proceeds or other revenue consisting of accounts, accounts receivable, royalties, licensing fees, or payment intangibles obtained or owed from or on account of the licensing or other exploitation or disposition of Intellectual Property, and all of which are included as Collateral in the security interest granted by Borrower to Lender.

“New Warrants” mean the Warrants in favor of Lender and LCP-IV to purchase securities of Borrower, substantially in the form of Exhibit C-1 and C-2 attached to this Amendment 02 issued in conjunction with Commitment Two.

“Stock Pledge Agreement” means agreement between Lender and Borrower, in the form attached as Exhibit L by which Borrower shall pledge as Collateral for Lender hereunder, the outstanding stock of GlassHouse (UK).

“Subsidiary” means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries, including the Foreign Entities.

II. Section 1.1, the following definitions of the Agreement shall be deleted in its entirety and replaced with the following:

“Basic Rate” means (i) for Commitment One, a per annum rate of interest equal to 7.00%; and (ii) for Commitment Two, a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to adjustment as provided in the Loan Agreement. On and after the Loan Commencement Date the Basic Rate for Advances funded under Commitment Two shall be fixed and not subject to any further adjustments.

“Commitment” means collectively Commitment One and Commitment Two.

“Commitment Fee” means (i) $7,500 for Commitment One and (ii) $7,500 for Commitment Two.

“Commitment Termination Date” means the earliest to occur of (i) (a) June 30, 2005 for Commitment One or (b) December 31, 2006 for Commitment Two; (ii) any Default or Event of Default; (iii) the date at which Chief Executive Officer, Mark Shirman, and at least 3 of his direct reports (such direct reports defined as (a) Senior Vice President of Operations, Michael Tobin, (b) Senior Vice President of Sales, Brian Ritchie, or (c) Chief Technology Officer, James Damoulakis) cease to be involved in the management of Borrower; or (iv) Borrower shall not be in the business of providing enterprise data storage consulting services, as of the date of any Notice of Borrowing.

“Index” means the prevailing variable Prime Rate of annual interest as quoted from time to time in the western edition of the Wall Street Journal.

“Interest Margin” means 175 basis points.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Lender, whether or not suit is brought; provided, however, that (i) Lender’s Expenses for the preparation and negotiation of the initial set of Loan Documents for Commitment One shall not exceed $7,500 and (ii) Lender’s Expenses for the preparation and negotiation of the initial set of Loan Documents for Commitment Two shall not exceed $7,500. Lender will apply deposits received before the date hereof, if any, towards Lender’s Expenses.

“Loan Commencement Date” means (i) July 1, 2005 for Advances funded under Commitment One; and (ii) January 1, 2007 for Advances funded under Commitment Two.

“Loan Documents” means, collectively, the Agreement, Amendment 02, the Warrants, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender or Lender and any Subsidiary in connection with the Loan, all as amended or extended from time to time.

“Note” means (i) a Secured Promissory Note in the form of Exhibit B attached to the Agreement and (ii) in the form of Exhibit B-1 attached to this Amendment 02 for Advances funded under Commitment Two.

“Notice of Borrowing” means the form attached to this Amendment 02 as Exhibit D-1 for Advances requested under Commitment Two.

“Warrants” means (i) the Warrants in favor of Lender and LCP-IV to purchase securities of Borrower substantially in the form of Exhibit C to the Agreement issued in conjunction with Commitment One, and (ii) the New Warrants.

III. Section 2.2 The Advances shall be deleted and replaced with the following:

2.2 The Advances. A Note setting forth the specific terms of repayment will evidence each Advance. No Advance under Commitment One will be made for less than $1,000,000. No Advance under Commitment Two will be made for less than $500,000. Absence of a Note evidencing any portion of the Loan shall not impair Borrower’s obligation to repay it to Lender.

IV. Section 3 Conditions of Advances shall be added:

3.3	Conditions Precedent to Initial Advance under Commitment Two:

(a) This Amendment 02 duly executed by Borrower.

(b) The New Warrants to be issued to Lender duly executed by Borrower.

(c) The Foreign Perfection Documents to be issued to Lender duly executed by GlassHouse (UK).

(d) The Stock Pledge Agreement to be issued to Lender duly executed by Borrower and delivery of the stock certificate(s) mentioned thereunder.

(e) An Incumbency Certificate, attached to this Amendment 02 as Exhibit E-1 of each Borrower with copies of the following documents attached: (i) the certificate of incorporation and by-laws or other organizational documents of Borrower certified by Borrower as being in full force and effect as of the date of Amendment 02, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of Amendment 02 and each of the other Loan Documents.

(e) A good standing certificate from each Borrower’s state of incorporation or formation and the state in which each Borrower’s principal place of business is located, together with certificates of the applicable governmental authorities stating that each Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

(f) All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of this Agreement, Amendment 02, the New Warrants, and the other Loan Documents.

(g) Borrower shall have satisfied all the conditions set forth in Section 3.1 and 3.2 of the Agreement.

(h) Borrower reaffirms the representations and warranties made to Lender in the Agreement as of the date hereof as though fully set forth herein.

V. Section 6 Affirmative Covenants

Section 6.7 shall be deleted in its entirety and replaced with the following:

6.7 Further Assurances. At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as Lender may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected and of first priority Lender’s security interests in the Collateral, and to effect and maintain ACH payment arrangements. Borrower’s Subsidiary, The Storage Group., a Delaware corporation and wholly-owned Subsidiary of Borrower, does not conduct any trade or business and has no assets of any material nature, and Borrower shall take such steps necessary to liquidate such Subsidiary within 60 days of the date hereof. Borrower’s Subsidiary, GlassHouse Germany does not conduct any trade or business and has no assets of any material nature. In the event any Subsidiary conducts any trade or business or has any material assets, Borrower shall provide written notice thereof to Lender within 5 business days following such event and shall cause such Subsidiary to execute and deliver such further documents, instruments or information and take such further action as Lender may reasonably request to create and perfect a first priority (subject to Permitted Liens) security interest in all of such Subsidiary’s assets in favor of Lender.

The following new Section 6.9 shall be added to Section 6:

6.9 UK Landlord Consent. Borrower shall cause GlassHouse (UK) to use its best efforts to obtain the Landlord Letter substantially in the form as attached in Exhibit K from its landlord within 90 days from the date of the Amendment.

VI. Section 7 Negative Covenants the following new Section 7.10 shall be added:

7.10 Maintenance of Subsidiaries. Borrower shall not, and shall not permit or cause any Subsidiary to, (i) sell, dispose of, convey, or allow a Lien to arise on any of its assets, including Intellectual Property owned by such Subsidiary (and for this purpose, the definition of “Intellectual Property” shall be deemed to refer to such Subsidiary) except for non-exclusive licenses entered into in the ordinary course of business; (ii) divest or “spin-off” any Subsidiary except where as a result of such transaction Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of such Subsidiary; (iii) merge or consolidate any Subsidiary with or into another entity (unless as a result of such merger Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of the surviving entity); (iv) permit a Change of Control (as defined below) of any Subsidiary; (v) permit a

Lien other than Permitted Liens, (and for this purpose, the definitions of “Lien” and “Permitted Liens” shall be deemed to refer to such Subsidiary), to arise on, or make a pledge of, any capital stock of any Subsidiary in favor of any person other than Lender; or (vi) materially change the corporate structure and business operations of the Borrower and its Subsidiaries taken as a whole. For the purposes of this Section 7.10, a “Change of Control” shall mean, any transaction or series of related transactions whereby the Borrower and/or Borrower’s shareholders or affiliates of Borrower holding in excess of 50% of the outstanding voting capital stock of any Subsidiary immediately prior to such transaction or transactions, shall own less than 50% of the outstanding voting or capital stock of such Subsidiary immediately following such transaction or transactions.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

GLASSHOUSE TECHNOLOGIES, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Mark A. Shirman	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
Name:	Mark A. Shirman
Title:	Chief Executive Officer	By:	/s/ Dennis Ryan
		Name:	Dennis Ryan
		Title:	Chief Financial Officer

Exhibits

Exhibit B-1	Form of Note – Commitment Two
Exhibit C-1	Form of New Warrant – Lender
Exhibit C-2	Form of New Warrant – LCP-IV
Exhibit D-1	Form of Notice of Borrowing
Exhibit E-1	Incumbency Certificate
Exhibit J	Foreign Guarantee
Exhibit K	Foreign Perfection Documents
• Debenture
• Landlord Letter
• Board Minutes
• HSBC Deed of Priorities
• Shareholder Resolutions
Exhibit L	Stock Pledge Agreement (including stock transfer form)

EXHIBIT B-1

[            ]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this “Note”) is made             , 200    , by GLASSHOUSE TECHNOLOGIES, INC. (“Borrower”) in favor of LIGHTHOUSE CAPITAL PARTNERS V, L.P. (collectively with its assigns, “Lender”). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 3091 between Borrower and Lender dated June 30, 2004 (the “Loan Agreement”).

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 500 Drake’s Landing Road, Greenbrae, California 94904, or such other place as Lender may from time to time designate (“Lender’s Office”), the sum of $             plus all other monies advanced under or owing on account of the Advance evidenced hereby under that certain Loan and Security Agreement No. 4091 between Borrower and Lender dated June 30, 2004, as amended by Amendment 02 (the “Loan Agreement”), including interest on the unpaid balance of the Advance at the Basic Rate accruing from the Funding Date, and all other amounts due or to become due hereunder according to the terms hereof. Capitalized terms used and not otherwise defined herein are defined in the Loan Agreement.

“Basic Rate” means a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to adjustment as provided in the Loan Agreement. On and after the Loan Commencement Date, the Basic Rate shall be fixed and not subject to any further adjustments.

“Final Payment” “ means 7.75% of the original principal amount of the Note.

“Index” means the prevailing variable Prime Rate of annual interest as quoted from time to time in the western edition of the Wall Street Journal.

“Interest Margin” means 175 basis points.

“Loan Commencement Date” means January 1, 2007.

“Maturity Date” means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

“Payment Date” means the first day of each calendar month.

“Prepayment Fee” means (i) 3% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2006; (ii) 2% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2007 or 2008; or (iii) 1% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2009.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 36 calendar months.

1. Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month. Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2. Interest. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender’s option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed. All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender’s discretion and as provided in the Loan Agreement.

3. Prepayment.

a. Mandatory Prepayment Upon a Liquidation Event. If a Liquidation Event shall occur, then Borrower shall within 60 days of such Liquidation Event pay to Lender (i) the outstanding principal amount of the Note and any unpaid accrued interest, (ii) the Final Payment, (iii) the Prepayment Fee, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

b. Voluntary Prepayment. Borrower may voluntarily prepay all or any part of the principal due under this Note, provided that each of the following conditions is satisfied: Borrower pays to Lender (i) the outstanding principal amount of this Note and any unpaid accrued interest, (ii) the Final Payment with respect to the principal being prepaid, (iii) the Prepayment Fee, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note to the extent allocable to the amount being prepaid, and all such other amounts if such prepayment represents the outstanding principal balance hereunder.

4. Collateral. This Note is secured by the Collateral.

5. Waivers. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6. Choice of Law; Venue. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7. Miscellaneous. THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. “Hereof,” “herein,” “hereunder,” and similar words refer to this Note in its entirety. “Or” is not necessarily exclusive. “Including” is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties’ respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

GLASSHOUSE TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT C-1 AND C-2

NEW WARRANTS

EXHIBIT D-1

NOTICE OF BORROWING

            ,

Lighthouse Capital Partners V, L.P.

500 Drake’s Landing Road

Greenbrae, CA 94904-3011

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 4091 dated as of June 30, 2004 (as it has been and may be amended from time to time, the “Loan Agreement,” initially capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS V, L.P. and GLASSHOUSE TECHNOLOGIES, INC. (the “Company”)

The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance under Commitment Two is $            . The business day of the proposed Advance is             .

2. The Loan Commencement Date for this Advance under Commitment Two shall be January 1, 2007.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects.

4. No event that could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

GLASSHOUSE TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT E-1

INCUMBENCY CERTIFICATE

The undersigned, Marc F. Dupré, hereby certifies that:

1. He/She is the duly elected and acting Secretary of GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

Mark A. Shirman	Chief Executive Officer

Marc F. Dupré	Secretary

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on July 31, 2006.

GLASSHOUSE TECHNOLOGIES, INC.

By:

Name:	Marc F. Dupré

Title:	Secretary

I, the Chief Executive Officer of the Company, do hereby certify that Marc F. Dupré is the duly qualified, elected and acting Secretary of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on July 31, 2006.

GLASSHOUSE TECHNOLOGIES, INC.

By:

Name:	Mark A. Shirman

Title:	Chief Executive Officer

EXHIBIT J

FORGEIN GUARANTY

EXHIBIT K

FOREIGN PERFECTION DOCUMENTS

Debenture

Landlord Letter

Board Minutes

HSBC Deed of Priorities

Shareholder Resolutions

EXHIBIT L

STOCK PLEDGE AGREEMENT

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
Account Number 1 (ACH Account)	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Comerica Bank 100 Federal Street, 28th Fl. Boston, MA 02110 (617) 757-6300 (617) 757-6310 1892029669	Contact Name: Phone: Fax: E-mail:	James Demoy (617) 757-6342 (617) 757-6310 james_m_demoy@comerica.com

Account Number 2	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Comerica Bank 100 Federal Street, 28th Fl. Boston, MA 02110 (617) 757-6300 (617) 757-6310 1892029461	Contact Name: Phone: Fax: E-mail:	James Demoy (617) 757-6342 (617) 757-6310 james_m_demoy@comerica.com

Account Number 3 (GlassHouse (UK))	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Royal Bank of Scotland 49 Charing Cross Drummonds A3 Business Checking USDA 00744120	Contact Name: Phone: Fax: E-mail:	Adrian Nicols Adrian.Nichols@rbs.co.uk

PERMITTED LIENS

EXISTING LIENS	None

SUBSIDIARIES

The Borrower has 3 wholly-owned Subsidiaries:

GlassHouse Technologies (UK) Limited (f.k.a. Source Enterprise Consulting Limited), a company organized under the laws of the England and Wales

The Storage Group, Inc., a company organized under the laws of the state of Delaware, which Subsidiary shall be liquidated within 60 days of the date of this Amendment; and

GlassHouse Technologies, GmbH, a company organized under the laws of Germany and currently inactive.

PRIOR NAMES

None

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:

Current Headquarters (Location 1)	Contact Name: Address: City, State, Zip: Phone: Fax:	200 Crossing Blvd. Framingham, MA 01702 (508) 879-5729 (508) 879-7319	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	NMS Communications Corp. 100 Crossing Blvd. Framingham, MA 01702

Location 2	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. Rosedale Towers 1700 West Highway 36, Suite 205 Roseville, MN 55113 (651) 636-1300 (651) 636-1700	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Welsh Companies LLC CM 9660, PO Box 70870 St. Paul, MN 55170

Location 3	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. 95 Morton Street New York, NY 10014 (212) 905-3025	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Tech Space 41 E. 11th St. 11th Fl. New York, NY 10003 (212) 331-1100

Location 4	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. 4305 Hacienda Drive, Suite 350 Pleasanton, CA 95054 (925) 225-9130 (925) 225-9144	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax: Billing Office:	Equity Office PeopleSoft Plaza 4305 Hacienda Drive, Suite 180 Pleasanton, CA 94588 (415) 369-2328 Equity Office Department 12540 PO Box 601051 Los Angeles, CA 90060-1051

Location 5	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. 5963 La Place Court, Suite 314 Carlsbad, CA 92008 (760) 435-9670 (760) 435-9672	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	BOI – Carlsbad, Inc., Brandywine Operating Partnership LP 705 Palomar Airport Road, Suite 320 Carlsbad, CA 92011

Location 6	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. 2327 Englert Drive Durham, NC 27713 (919) 767-5700 (919) 767-5799	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	New Boston Batterymarch 60 State St. Suite 1500 Boston, MA 02109-1803 (703) 556-6500

Location 7	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, Inc. 2300 M. St. NW, Suite 800 Washington, DC 20037 (202) 261-2188	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	HQ Global Workplaces 2300 M. St. NW, Suite 800 Washington, DC 20037 (202) 973-2800

Location 8	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, (UK) Ltd. St Goerges House 31-33 Monument Hill Weybridge, Surrey KT12 8RN +44 (0) 870 777 0017 +44(0) 870 777 0018	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:

Location 9	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Glasshouse Technologies, (UK) Ltd. Langstone Technology Park Langstone Road, Havant, Hampshire PO9 1SA +44 (0) 870 777 0017 +44 (0) 2392 498853	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax: